Exhibit 99.2

DARREN J. ROBBINS, State Bar No. 168593

TRAVIS E. DOWNS III, State Bar No. 148274

JEFFREY D. LIGHT, State Bar No. 159515

LUCAS F. OLTS, State Bar No. 234843

COUGHLIN STOIA GELLER RUDMAN

& ROBBINS LLP

655 West Broadway, Suite 1900

San Diego, California 92101-3301

Tel: (619) 231-1058; Fax: (619) 231-7423

darrenr@csgrr.com

travisd@csgrr.com

jeffl@csgrr.com

lolts@csgrr.com

SHAWN A. WILLIAMS, State Bar No. 213113

CHRISTOPHER WOOD, State Bar No. 254908

COUGHLIN STOIA GELLER RUDMAN

& ROBBINS LLP

100 Pine Street, Suite 2600

San Francisco, California 94111

Tel: (415) 288-4545; Fax: (415) 288-4534

swilliams@csgrr.com

cwood@csgrr.com

Lead Counsel for Plaintiffs

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN JOSE DIVISION

In re KLA-TENCOR CORP. SHAREHOLDER	)	No. C-06-03445-JW
DERIVATIVE LITIGATION	)
	)	NOTICE OF PROPOSED SETTLEMENT
)
This Document Relates To:	)
)
ALL ACTIONS.	)
)

TO:	ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF KLA-TENCOR CORPORATION (“KLA” OR THE “COMPANY”) AS OF MARCH 15, 2010, (THE “RECORD DATE”) (“CURRENT KLA SHAREHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDERS’ DERIVATIVE ACTION (THE “ACTION”) AND ACTIONS PENDING IN THE SUPERIOR COURT FOR THE STATE OF CALIFORNIA FOR THE COUNTY OF SANTA CLARA AND DELAWARE COURT OF CHANCERY (THE “STATE ACTIONS”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD KLA COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of these shareholder derivative lawsuits. This Notice is provided by Order of the United States District Court for the Northern District of California, San Jose Division (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto.

I.	WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the Settlement of the action styled In re KLA-Tencor Corporation Derivative Litigation, No. C-06-03445-JW. Lead Plaintiff, Alaska Electrical Pension Fund (on behalf of itself and derivatively on behalf of KLA), (“Lead Plaintiff”), Defendants Edward W. Barnholt (“Barnholt”), H. Raymond Bingham (“Bingham”), Robert J. Boehlke (“Boehlke”), Robert T. Bond (“Bond”), Leo Chamberlain (“Chamberlain”), Gary Dickerson (“Dickerson”), Richard J. Elkus Jr. (“Elkus”), Jeffrey L. Hall (“Hall”), Stephen P. Kaufman (“Kaufman”), John H. Kispert (“Kispert”), Kenneth Levy (“Levy”), Stuart Nichols (“Nichols”), Arthur Schnitzer, (“Schnitzer”), Kenneth L. Schroeder (“Schroeder”), Jon D. Tompkins (“Tompkins”), Lida Urbanek (“Urbanek”), Richard P. Wallace (“Wallace”), Dennis J. Fortino (“Fortino”) and Michael E. Marks (“Marks”) have agreed upon terms to settle the Action and have signed a written Stipulation of Settlement (“Stipulation”) setting forth those settlement terms.

On May 24, 2010, at 9:00 a.m., the Court will hold a hearing (the “Settlement Hearing”) in the Action. The purpose of the Settlement Hearing is to determine: (i) whether the terms of the Settlement are fair, reasonable and adequate and should be approved; (ii) whether a final judgment should be entered; and (iii) such other matters as may be necessary or proper under the circumstances.

II.	SUMMARY OF THE ACTION

This is a shareholder derivative action that alleges claims based on KLA’s stock option grants and related acts and practices from 1995 through 2006. The first derivative action was filed on May 22, 2006 in the United States District Court Northern District of California, San Jose Division and was styled Theodore R. Kornreich Revocable Trust v. Barnholt, No. 5:06-cv-3345-JW (N.D. Cal.). Shortly thereafter, three additional actions were filed in this Court containing substantially similar allegations. On October 23, 2006, the Court issued an order (the “Consolidation Order”) consolidating the federal derivative cases into the Action, appointing Alaska Electrical Pension Fund as lead plaintiff (“Lead Plaintiff”) and Coughlin Stoia Geller Rudman & Robbins LLP as Lead Counsel. By resolution dated November 16, 2006, KLA’s Board of Directors created a Special Litigation Committee (“SLC”) and authorized it to investigate and to determine the Company’s position with respect to the Action and certain State Actions containing substantially similar allegations (collectively, the “KLA Derivative Litigation”).

On February 20, 2007, Lead Plaintiff filed an Amended Consolidated Verified Shareholder Derivative Complaint (the “Complaint”). Neither KLA nor the individual defendants answered the Complaint but instead KLA requested, and Lead Plaintiff agreed to, a stipulation staying the action to allow KLA’s SLC to conduct its investigation. On March 10, 2008, KLA filed a case management conference statement informing the Court that the SLC intended to file a Motion to Terminate the derivative litigation (the “Termination Motion”) on March 14, 2008, and proposing a briefing schedule for the Termination Motion.

On March 25, 2008, the SLC filed its Termination Motion which Lead Plaintiff opposed. The Court heard oral argument on the Termination Motion on October 6, 2008. On December 12, 2008, the Court issued an Order Denying the SLC’s Termination Motion (“Termination Order”). On January 9, 2009, the SLC filed a notice of appeal with the Court of Appeals for the Ninth Circuit (“Ninth Circuit”). The SLC appealed the Court’s December 12, 2008 Termination Order, both by way of a direct appeal and a petition for mandamus. On May 8, 2009, the Ninth Circuit dismissed the SLC’s direct appeal. On July 10, 2009, the Ninth Circuit denied the SLC’s petition for a writ of mandamus. Following the dismissal of the SLC’s appeal and denial of its petition for writ of mandate to the Ninth Circuit, KLA’s Board of Directors dissolved the SLC and withdrew its authority with respect to the KLA Derivative Litigation.

Upon the dissolution of the SLC, in August 2009, KLA’s Board of Directors appointed a Litigation Committee of the Board (the “Litigation Committee”) composed of three independent directors, each of whom first became directors of KLA in 2007, after the events at issue in and filing of the KLA Derivative Litigation: (i) Robert M. Calderoni, who joined the KLA Board on March 29, 2007, (ii) John T. Dickson, who joined the KLA Board on May 9, 2007, and (iii) Kevin J. Kennedy, who joined the KLA Board on May 9, 2007. None of the members of the Litigation Committee was a member of KLA’s former SLC. The Litigation Committee’s mandate is to advise, recommend, and determine the position to be taken by the Company with respect to the KLA Derivative Litigation and related matters. Since its formation, the Litigation Committee has been closely involved in the KLA Derivative Litigation, including, without limitation, the negotiations leading to the settlement reflected herein.

Between February 27, 2009 and November 19, 2009, representatives for all of the parties to the Action engaged in a formal mediation process before the Honorable Layn Phillips, U.S. District Judge (Ret.). Some or all of the parties participated in all-day, in-person mediation sessions on February 27, 2009 in San Francisco, on March 26, 2009 in Newport Beach, California, on October 14, 2009 in New York City, and on November 19, 2009 in Palo Alto and San Francisco. Additional mediation discussions between various of the parties took place between and after the in-person mediation sessions. These mediations and settlement negotiations led to an agreement in principle among most of the parties, of which Lead Plaintiff and KLA informed the Court on January 15, 2010. Thereafter, through additional negotiations among Lead Plaintiff, the Settling Defendants, and KLA, by and through its independent Litigation Committee, the Settling Parties reached an agreement in principle for the resolution of the Action in its entirety as to all parties on the terms set forth herein.

In addition, the Litigation Committee, in its business judgment, unanimously approved the settlement and each of its terms, as set forth in the Stipulation, as in the best interest of KLA and its shareholders on March 5, 2010.

III.	TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available at http://ir.kla-tencor.com/settlementnotice.cfm.

To resolve the Action, the Settling Parties agree as set forth in the Stipulation as follows:

KLA and the Settling Defendants acknowledge and agree that the Action filed by Lead Plaintiff precipitated and was a material factor in the payments to KLA described below. KLA, by and through its independent Litigation Committee, acknowledges and agrees that such payments confer a substantial benefit to KLA as part of the settlement of the Action.

Financial Benefits: In connection with the settlement of the Action, Lead Plaintiff and KLA, by and through its independent Litigation Committee, agree that KLA has received or will receive cash payments, and certain Settling Defendants have relinquished value and/or waived certain rights, which include cash payments and the relinquishment of compensation and other benefits by certain defendants totaling $42,639,514 as follows:

1. Defendant Schroeder shall pay KLA $3,000,000 in cash within five (5) business days of the entry of an order by the Court finally approving the settlement;

2. Defendant Levy shall pay KLA $3,000,000 in cash within five (5) business days of the entry of an order by the Court finally approving the settlement;

3. Defendant Dickerson shall pay KLA $2,500,000 in cash within five (5) business days of the entry of an order by the Court finally approving the settlement;

4. Defendant Tompkins shall pay the Company $502,355 in cash within five (5) business days of the entry of an order by the Court finally approving the settlement;

5. Defendant Kispert shall pay KLA $200,000 in cash within five (5) business days of entry of an order by the Court finally approving the settlement;

6. Various insurance carriers shall pay KLA $24,000,000 in cash within thirty (30) business days of the entry of an order by the Court preliminarily approving the settlement;

7. Defendant Levy forfeited his rights to payment of $4,500,000 in salary, bonus, and equity awards under his employment agreement with KLA;

8. Defendants Levy, Nichols, and Kispert repriced 469,228, 55,300, and 26,325 unexercised options, respectively, thereby forfeiting options with an aggregate intrinsic value of $4,937,159. The exercise price of such options was increased so as to equal the fair market value of KLA common stock on the correct measurement date as determined by KLA in connection with the restatement; and

9. Defendant Kispert forfeited 150,000 unexercised stock options that had no intrinsic value on the date they were forfeited.

Corporate Governance Benefits: In addition to the financial benefits, Lead Plaintiff and KLA have conducted extensive negotiations over an extended period of time regarding certain Corporate Governance Reforms related to, among other things, the composition of the Company’s board of directors and committees of the board, stock option granting practices and procedures, shareholder participation in director nominations, duties and responsibilities of the Audit Committee, and accounting practices and procedures. Lead Plaintiff and KLA, by and through its independent directors, believe that the corporate governance reforms provide a substantial benefit to KLA and its shareholders. The Corporate Governance Reforms are attached to the Stipulation as Appendix 1, which is available at http://ir.kla-tencor.com/settlementnotice.cfm.

The Stipulation provides for the entry of judgment dismissing the Action against the Settling Defendants with prejudice and, as explained in more detail in the Stipulation, barring and releasing certain known or unknown claims that have been or could have been brought in any court by the Lead Plaintiff in the Action or by KLA, or any of its shareholders, against KLA and the Settling Defendants relating to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Action. The Stipulation further provides that the entry of judgment will bar and release any known or unknown claims that have been or could have been brought in any court by the Settling Defendants against Lead Plaintiff or Plaintiffs’ Counsel related to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Action or based upon or arising out of the institution, prosecution, assertion, settlement, or resolution of the Action. In addition, after the Court approves the Settlement the State Actions will be dismissed with prejudice.

IV.	PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES

After substantially negotiating the monetary relief for KLA and the Corporate Governance Reforms of the Settlement, Lead Counsel and KLA, by and through its independent Litigation Committee, with the assistance of the mediator, the Honorable Layn R. Phillips (Ret.), negotiated the attorneys’ fees and expenses that KLA would pay to Plaintiffs’ Counsel, subject to Court approval. As a result of these negotiations, and in light of the substantial benefit conferred, KLA has agreed to pay $8,000,000 in cash in addition to shares of KLA common stock valued at $8,000,000 to Plaintiffs’ Counsel for their fees and expenses (“Fee and Expense Award”). The Fee and Expense Award includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Action. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of KLA shareholders. The Fee and Expense Award will compensate Plaintiffs’ Counsel for the results achieved in the Action.

V.	REASONS FOR THE SETTLEMENT

Counsel for the Settling Parties believe that the Settlement is in the best interests of the Settling Parties, KLA and its shareholders.

A.	Why Did Plaintiffs Agree to Settle?

Lead Plaintiff and its counsel believe that the claims asserted in the Action have merit. However, Lead Plaintiff and its counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Action against the Settling Defendants through trial and appeal. Lead Plaintiff and its counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Action, as well as the difficulties and delays inherent in such litigation. Lead Plaintiff and its counsel also are mindful of the inherent problems of proof of, and possible defenses to, the violations asserted in the Action. Based on Lead Plaintiff’s and its counsel’s understanding of the facts, the settlement provides an excellent recovery based on the alleged conduct of the Settling Defendants. Based on their evaluation, Lead Plaintiff and its counsel have determined that the settlement set forth in the Stipulation is in the best interests of KLA and its shareholders.

B.	Why Did the Settling Defendants Agree to Settle?

The Settling Defendants have denied, and continue to deny each and every one of the claims, contentions and allegations of liability made against them or that could have been made against them in the Action, and expressly deny all charges of wrongdoing or liability against them. The Settling Defendants assert that they have meritorious defenses to those claims and that judgment should be entered dismissing all claims against them with prejudice. The Settling Defendants have thus entered into the Stipulation to avoid the continuing additional expense, inconvenience, and distraction of this litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever.

VI.	SETTLEMENT HEARING

On May 24, 2010, at 9:00 a.m., the Court will hold the Settlement Hearing at 2112 Robert F. Peckham Federal Building and United States Courthouse, 280 South First Street, San Jose, California. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable and adequate and thus should be finally approved, whether the Fee and Expense Award should be approved and whether the Action should be dismissed with prejudice pursuant to the Stipulation.

VII.	RIGHT TO ATTEND SETTLEMENT HEARING

Any KLA shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. KLA SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

VIII.	RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO

You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

A.	You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1. Your name, legal address, and telephone number;

2. Proof of being a KLA Shareholder as of the Record Date;

3. The date(s) you acquired your KLA shares;

4. A statement of your position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made;

5. Notice of whether you intend to appear at the Settlement Hearing (this is not required if you have lodged your objection with the Court); and

6. Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

7. The Court may not consider any objection that does not substantially comply with these requirements.

B.	You Must Timely Deliver Written Objections to the Court, Plaintiffs’ Counsel, and KLA

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN MAY 3, 2010. The Court Clerk’s address is:

Clerk of the Court

United States District Court

Northern District of California

2112 Robert F. Peckham Federal Building

    and United States Courthouse

280 South First Street

San Jose, CA 95113

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND COUNSEL FOR KLA SO THEY ARE RECEIVED NO LATER THAN MAY 3, 2010. Counsel’s addresses are:

Lead Counsel for Plaintiffs

Jeffrey D. Light

COUGHLIN STOIA GELLER

    RUDMAN & ROBBINS LLP

655 West Broadway, Suite 1900

San Diego, CA 92101-3301

Counsel for Nominal Defendant KLA-Tencor Corporation

Joseph E. Floren

MORGAN, LEWIS & BOCKIUS LLP

One Market, Spear Street Tower

San Francisco, CA 94105-1126

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to Lead Counsel and counsel for KLA.

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding.

IX.	HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation.

You may inspect the Stipulation and other papers in the Action at the United States District Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the United States District for the Northern District of California, 2112 Robert F. Peckham Federal Building and United States Courthouse, 280 South First Street, San Jose, California. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also view and download the Stipulation at http://ir.kla-tencor.com/settlementnotice.cfm.

If you have any questions you have about matters in this Notice you may contact by telephone at 1-800-449-4900 or in writing Rick Nelson, Shareholder Relations, Coughlin Stoia Geller Rudman & Robbins LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101.

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.

DATED MARCH 25, 2010	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA SAN JOSE DIVISION